Exhibit 10.3

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”) is entered into as of September 23, 2019 by and between Playa Management USA, LLC, a Delaware limited liability company with an address at 3950 University Drive, Suite 301, Fairfax, Virginia 22030 (“Playa Management”), and Kevin Froemming (“Executive”).

WHEREAS, the Executive and Playa Management have previously entered into an Executive Employment Agreement dated December 28, 2018 (the “Employment Agreement”); and

WHEREAS, the Executive and Playa Management now desire to make an amendment to the Employment Agreement to change the amount of potential severance payments under the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

The reference to “one and one-half (1.5) times Executive’s Base Salary” in Section 6(g)(i) of the Employment Agreement shall be replaced with “two (2.0) times Executive’s Base Salary.”

Except as provided in this Amendment, the Employment Agreement will remain in full force and effect.

[Signatures on the following page]

IN WITNESS WHEREOF, Executive and the Company have executed this Amendment on the 23rd day of September, 2019.

EXECUTIVE		PLAYA MANAGEMENT USA, LLC

/s/ Kevin Froemming	By:	/s/ Bruce D. Wardinski

Kevin Froemming		Bruce D. Wardinski
Its Authorized Representative